UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2014

Mount Knowledge Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52664	98-0371433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10333 E. Dry Creek Rd, Suite 200 Englewood, CO 80112	10003-1502
(Address of principal executive offices)	(Zip Code)

(917) 289-0944
(Registrant’s telephone number, including area code)

228 Park Ave. S #56101, New York, NY 10003
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01  Entry into a Material Definitive Agreement

As reported in a Current Report on Form 8-K filed with the SEC on October 1, 2014, Mount Knowledge Holdings, Inc. (the “Parent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) on September 30, 2014 with MK Merger Acquisition Sub, Inc., a wholly owned subsidiary of Parent (“Merger Sub”), Access Alternative Group S.A., and Civergy, Inc. (the “Company”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.  Civergy is an operating company providing smart grid technologies and cyber-security products and services to clients including U.S. Federal Government agencies, state, local and tribal governments and commercial clients.

The Merger Agreement and subsequent events are discussed in more detail in Item 2.01 below, which information is hereby incorporated by reference into this Item 1.01.

Item 2.01  Completion of Acquisition or Disposition of Assets

On October 3, 2014 (the “Effective Date”), all of the transactions contemplated by the Merger Agreement were complete, and the Merger became effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware. A Copy of the Certificate of Merger is filed as Exhibit 3.1 hereto and is hereby incorporated by reference into this Item 2.01.

The Parent’s authorized capital stock currently consists of 3,000,000,000 shares of common stock, $0.0001 par value per share (the “Parent Common Stock”), and 300,000,000 shares of preferred stock, par value $0.0001 per share, consisting of 1,000 shares of Series B Convertible Preferred Stock and 250,000,000 shares of Series C Convertible Preferred Stock. Each share of the Series C Preferred Stock is convertible into 100 shares of the Parent’s Common Stock.  Prior to the consummation of the transactions contemplated by the Merger Agreement, there were 204,202,084 shares of the Parent’s Common Stock issued and outstanding and 242,172,355 of the Series A Preferred Stock, which were converted into Series C Preferred Stock and cancelled.  Prior to the Merger, Civergy had 3,202,770 shares of common stock outstanding.

At the Effective Time of the Merger:

(1)

each issued and outstanding share of the Parent’s Common Stock remained issued and outstanding;

(2)

each issued and outstanding share of the Series A Preferred Stock was converted into 0.2 shares of the Series C Preferred Stock.

(3)

each share of the Company’s common stock, par value $0.0001 per share (the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time was converted automatically into the right to receive 12.80 shares of the Series C Preferred Stock (the “Merger Consideration”).

All convertible notes issued by the Company shall be amended, by their terms, and shall be convertible into the Series C Preferred Stock.  The Parent shall also issue, at the Effective Time, 1,000 shares of Series B Preferred Stock to one of the Company’s officers for his approval of the Merger, consulting services and other valuable consideration provided in connection with the Merger.

After the Merger, the Company and the Financing (described in Item 3.02), the Parent had issued and outstanding 204,202,084 shares of Parent Common Stock, 1,000 shares of Series B Preferred Stock and 56,151,351 shares of Series C Preferred Stock.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities

In connection with the Merger, the Company undertook a financing (the “Financing”) issuing convertible notes (the “Merger Notes”) which shall be initially convertible into the Company’s common stock at $5.618 (subject to equitable adjustments for stock splits, stock dividends, mergers or consolidations, including the Merger Consideration issued in the Merger) along with additional equity consideration equal to the amount of Company’s common stock issuable through the conversion of the Merger Notes. As of October 3, 2014, the Company had closed on $1,800,000 of the Merger Notes. After the Merger, the Merger Notes are convertible into Series C Preferred Stock at $0.4389 per Preferred Share (or the equivalent of $0.004389 per share of the Parent’s Common Stock) subject to weighted average anti-dilution protection for subsequent issuances at below the conversion price.  The Merger Notes are secured by the Company’s assets and a registration statement will be filed to register the common stock underlying the securities issued to the holders of the Merger Notes.

The foregoing description of the Merger Notes does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the form of the Merger Note, which is included in the Securities Purchase Agreement attached as Exhibit 10.1 and is incorporated herein by reference

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Prior to the filing of the Certificate of Merger, the Company filed a Certificate of Amendment to amend its Articles of Incorporation to authorize 3,000,000,000 shares of Parent Common Stock and 300,000,000 shares of preferred stock, par value $0.0001 per share, consisting of 1,000 shares of Series B Convertible Preferred Stock and 250,000,000 shares of Series C Convertible Preferred Stock.

The Series B Convertible Preferred Stock allows the holders to elect three of the Parent’s Board of Directors and has other rights and preferences that requires the holders to approve certain transactions.  Each share of Series B Convertible Series B Preferred Stock converts into one share of the Parent’s Common Stock.  Each share of Series C Convertible Preferred Stock converts into 100 shares of the Parent’s Common Stock.

The foregoing description of the Series B Convertible Preferred Stock and Series C Convertible Preferred Stock does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the certificates of designations, which are attached as Exhibit 3.2 and Exhibit 3.3 and is incorporated herein by reference

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The required financial statements will be filed no later than 71 days after the date this Current Report on Form 8-K.

(b) Pro forma financial information.

The required pro forma financial information  will be filed no later than 71 days after the date this Current Report on Form 8-K.

(d)  Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of September 30, 2014, by and among Mount Knowledge Holdings, Inc., MK Merger Acquisition Sub, Inc., Access Alternative Group S.A., and Civergy, Inc. (Incorporated by reference to Exhibit 2.1 of the Parent’s Current Report filed on October 1, 2014)

3.1	Certificate of Merger, filed October 3, 2013

3.2	Certificate of Designation of the Series B Preferred Stock

3.3	Certificate of Designation of the Series C Preferred Stock

10.1	Securities Purchase Agreement (including Form of Merger Note and Security Agreement)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNT KNOWLEDGE HOLDINGS, INC.

By:

/s/ James D. Beatty________
James D. Beatty

President, Treasurer, Chief Executive

Officer and Chief Financial Officer

(Principal Executive Officer, Principal

Accounting Officer and Principal

Financial Officer)

Date: October 9, 2014